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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC    225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         June 30, 2011

Date of reporting period:       June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

Hussman Strategic Growth Fund

Hussman Strategic Total Return Fund

Hussman Strategic International Equity Fund

ANNUAL REPORT
June 30, 2011

STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund
versus the Standard & Poor’s 500 Index and the Russell 2000 Index(a)

Average Annual Total Returns For Periods Ended June 30, 2011
	1 Year	3 Years	5 Years	10 Years	Since Inception(c)
Hussman Strategic Growth Fund(b)(d)	-8.49%	-3.18%	-0.79%	5.20%	6.67%
S&P 500 Index	30.69%	3.34%	2.94%	2.72%	0.92%
Russell 2000 Index	37.41%	7.77%	4.08%	6.27%	5.83%

(a)
The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund commenced operations on July 24, 2000.
(d)	The Fund’s expense ratio was 1.03% during its most recent fiscal year ended June 30, 2011. The expense ratio as disclosed in the November 1, 2010 prospectus was 1.05%.

STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns For Periods Ended June 30, 2011
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic Total Return Fund(a)(c)	3.53%	4.96%	7.00%	7.13%
Barclays Capital U.S. Aggregate Bond Index(d)	3.90%	6.46%	6.52%	5.14%

(a)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 12, 2002.
(c)	The Fund’s expense ratio was 0.64% during its most recent fiscal year ended June 30, 2011. The expense ratio as disclosed in the November 1, 2010 prospectus was 0.73%.
(d)	The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

STRATEGIC INTERNATIONAL EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Equity Fund versus the MSCI EAFE Index

Average Annual Total Returns For Periods Ended June 30, 2011
	1 Year	Since Inception(b)
Hussman Strategic International Equity Fund(a)(c)	5.83%	4.41%
MSCI EAFE Index(d)	30.93%	9.15%

(a)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on December 31, 2009.
(c)	The Fund’s expense ratio was 2.00% during its most recent fiscal year ended June 30, 2011. The expense ratio as disclosed in the November 1, 2010 prospectus was 2.04%.
(d)
The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Hussman Funds
Letter to Shareholders	August 22, 2011

Dear Shareholder,

For the fiscal year ended June 30, 2011, Strategic Growth Fund lost -8.49%, Strategic Total Return Fund achieved a total return of 3.53%, and Strategic International Equity Fund achieved a total return of 5.83%. The muted performance of the Hussman Funds during this period reflects the generally defensive investment stance taken by the Funds during what we viewed as an unusually speculative period for high-risk assets, largely provoked by an aggressive policy of “quantitative easing” by the Federal Reserve.

Because the Hussman Funds can substantially vary their exposure to market fluctuations, the relative performance of the Funds can vary significantly depending on whether the general market is nearer to a cyclical high or a cyclical low. The fiscal year ended June 30, 2011 essentially captures a trough-to-peak market fluctuation; the stock market set its 2010 trough near the very beginning of the fiscal year, and had retreated only modestly from its 2011 peak as of June 30, 2011. This resulted in a fiscal year total return of 30.69% for the S&P 500 Index and a total return of 30.93% in the MSCI EAFE Index, much of which was promptly surrendered just after the fiscal year-end. Meanwhile, corporate credit spreads (as measured, for example, by the difference between AAA and BAA debt) were increasingly compressed, and ended the most recent fiscal year at levels not seen since the financial crisis began in 2007. The Barclay’s Capital U.S. Aggregate Bond Index ended the fiscal year with a total return of 3.90%.

From the bull market peak of October 9, 2007 through June 30, 2011, Strategic Growth Fund experienced a cumulative loss of -7.86%, compared with an -8.39% loss for the S&P 500 Index, including reinvested dividends. While Strategic Growth Fund had substantially less volatility and endured a fraction of the maximum loss suffered by the S&P 500 Index, it was disappointing that despite having largely anticipated the financial crisis of 2008 and early 2009, that foresight did not result in stronger overall performance during this period. This was primarily because the downturn forced us to contemplate data from episodes outside of the post-war period, including the Great Depression, during which the thresholds for accepting risk were far more stringent. I insisted on expanding the scope of our hedging methods to capture the much broader set of outcomes reflected in that data, and I continue to believe that it will be necessary for investors to navigate more frequent periods of extreme market and economic uncertainty in the coming years.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2011, the Fund achieved an average annual total return of 6.67%, compared with an average annual total return of 0.92% for the S&P 500 Index. An initial $10,000

1

The Hussman Funds
Letter to Shareholders (continued)

investment in the Fund on July 24, 2000 would have grown to $20,252, compared with $11,057 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -21.45%, compared with a maximum loss of -55.25% for the S&P 500 Index.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2011, the Fund achieved an average total return of 7.13%, compared with an average annual total return of 5.14% for the Barclays Capital U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $18,323, compared with $15,536 for the same investment in the Barclays Capital U.S. Aggregate Bond Index. The deepest loss experience by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Barclays Capital U.S. Aggregate Bond Index.

Since the inception of Strategic International Equity Fund on December 31, 2009, the Fund achieved a cumulative total return of 4.41%, compared with a total return of 9.15% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would have grown to $10,668, compared with $11,399 for the same investment in the MSCI EAFE Index. These returns were achieved with about one quarter of the volatility of the returns for the EAFE Index. During this period, the EAFE Index has experienced two separate declines greater than 10% and four additional declines greater than 8%. The maximum decline of the EAFE Index was -19.45%, compared with a maximum decline of -3.59% for Strategic International Equity Fund.

Performance Drivers

During the fiscal year ended June 30, 2011, the Federal Reserve expanded its series of unprecedented policy actions by leveraging its balance sheet by more than 53-to-1 in order to purchase an additional $600 billion in Treasury securities in the second-round of a policy known as “quantitative easing.” This action pushed the U.S. monetary base to an unprecedented 18 cents per dollar of nominal GDP. While the response of the U.S. economy to that policy has been negligible, the response of the financial markets – particularly the sectors associated with the greatest risk exposure and cyclicality – was exuberant, on the apparent belief that the Federal Reserve had provided a “backstop” for speculative risk-taking.

The six-month period from September 30, 2010 through March 31, 2011 was characterized by a persistent market advance dominated by economically cyclical and generally speculative market sectors, including commodity-related and small-capitalization stocks. Not only did our traditionally conservative and value-conscious

2

The Hussman Funds
Letter to Shareholders (continued)

stock selection fail to keep pace, but the low-volatility nature of the advance resulted in time decay from our index option hedge that was uncharacteristically difficult to offset. During that 6-month period, the total return of Strategic Growth Fund was -10.28%, more than accounting for the -8.49% total return experienced by the Fund during the fiscal year ended June 30, 2011. To some extent, this period was the mirror-image of the second quarter of 2010, when the Federal Reserve took a brief respite from its first round of quantitative easing. During that period, the strong performance of the Fund’s stock selection relative to the market, combined with market volatility that enhanced the benefit of the Fund’s hedges, combined to produce a 5.57% total return in the Fund while the total return of the S&P 500 Index was -11.43%.

Likewise, the six-month period from September 30, 2010 through March 31, 2011 was challenging for Strategic International Equity Fund, as cyclical industries and stocks generally characterized as speculative benefited from the Federal Reserve’s policy of quantitative easing and from optimism that policy makers would strengthen the European Financial Stability Facility (EFSF) – the rescue vehicle created in May, 2010 to bail out bondholders of peripheral European debt. During this six-month period, the total return of Strategic International Equity was -0.43%, while the MSCI EAFE Index achieved a total return of 10.33%.

The investment stance of Strategic Total Return Fund was generally effective during the past fiscal year, with positive contributions from Treasury securities, precious metals shares, and utility shares held by the Fund. However, the Fund did not hold positions in corporate debt, which benefited from an exuberant “risk-on” attitude among investors that favored riskier securities and drove credit spreads to lows not seen since prior to the 2008-2009 financial crisis. Due to the minimal exposure of the Fund to credit risk, Strategic Total Return Fund slightly underperformed the Barclays Capital U.S. Aggregate Bond Index during this period.

Hedging Update

The hedging approach employed by the Hussman Funds was highly beneficial during the 2008 and early-2009 market plunge (and also contributed significant returns and reduced Fund volatility from inception through the first quarter of 2009). However, that approach was primarily based on nearly 70 years of post-war U.S. data, and did not reflect outcomes from Depression-era data and other periods of profound credit strains in the U.S. and internationally. Our muted returns during the financial crisis were not due to a failure to anticipate that crisis, but rather, the unexpected need to contemplate Depression-era data and the possibility of outcomes well outside of post-war experience.

3

The Hussman Funds
Letter to Shareholders (continued)

For example, by early-March 2009, our measures of valuation suggested that the S&P 500 Index was priced to achieve 10-year total returns in excess of 10% annually. In post-war U.S. data, this was a reasonable (though not extraordinary) level of valuation. But even after similar expected returns were achieved in Depression-era data, the market lost another two-thirds of its value before establishing a durable low. Likewise, data from the Depression-era and other international crises provided a weaker case for accepting speculative risk on the basis of market action. Neither a single model, nor a weighted-average of a small number of models, adequately captured the complexity of both post-war and Depression-era data when they were tested in “holdout” or “validation” data. As we worked in 2009 and early 2010 to properly reflect evidence from prior credit crises in a robust way, we chose first to do no harm, and kept the Fund hedged against the impact of market risk. In hindsight, extraordinary fiscal and monetary interventions, coupled with a change in U.S. accounting rules, allowed the markets to recover without the need for material debt restructuring, and our conservatism proved to be unnecessary.

The eventual solution to our “two-data sets problem” involved what are known in computational research as “ensemble methods,” capturing both post-war and Depression-era data in a systematic and testable way. I am convinced that a combination of observable data can reasonably account for the major losses in the post-war period, the Depression era, and other periods of credit crisis, while also accounting for much of the total returns observed over history, including 2009 and early 2010. Measures of valuation and market action remain central to our assessment of investment conditions, and the achievement of strong long-term returns with managed risk remains our primary focus. From a practical standpoint, the most observable effect of the modified hedging approach is likely to be a tendency of the Funds to accept moderate exposures to market fluctuations more frequently than we have in recent years, even in conditions that we might view as overvalued from a longer-term perspective.

Portfolio Composition

As of June 30, 2011, Strategic Growth Fund had net assets of $5,644,066,106, and held 131 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were health care (35.6%), information technology (24.1%), consumer discretionary (22.9%), and consumer staples (9.5%). The smallest sector weights were in energy (2.9%), telecommunications (2.3%), financials (2.2%), industrials (1.0%) and materials (0.5%).

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2011 were valued at $5,702,648,160. Against these stock positions, the Fund also held 34,000 option combinations (long put option/short call option) on the S&P 500 Index, 8,000 option combinations on the Russell 2000 Index and 2,000 option combinations on

4

The Hussman Funds
Letter to Shareholders (continued)

the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2011, the S&P 500 Index closed at 1,320.64, while the Russell 2000 Index and the Nasdaq 100 Index closed at 827.43 and 2,325.07, respectively. The Fund’s total hedge therefore represented a short position of $5,617,134,000, thereby hedging 98.5% of the dollar value of the Fund’s long investment positions in individual stocks.

Strategic Growth Fund’s hedging positions are intended to provide a hedge against the effect of general market fluctuations on the Fund’s portfolio during periods where we view the expected return/risk profile of the stock market to be unfavorable. These positions reduce the volatility of the Fund’s portfolio, and have generally contributed to the Fund’s overall returns over complete “bull-bear” market cycles while also reducing the depth of periodic losses. However, the Fund’s hedging strategy does not eliminate market risk or provide complete protection against adverse movements in the prices of individual securities or sectors in which the Fund invests. The Fund may experience a loss even when it is “fully hedged” if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge or if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $50 million during the fiscal year ended June 30, 2011: Humana, Amazon.com, Biogen Idec, Panera Bread, Endo Pharmaceuticals Holdings, Illumina, Chipotle, Check Point Software, and Bed Bath & Beyond. Holdings with losses in excess of $10 million during this same period were First Solar, Cisco Systems, and Aeropostale.

Strategic Growth Fund continues to be very manageable, with substantial flexibility to respond to changing market conditions, low market impact of trading, and commission costs well below estimated industry averages. The Fund’s positions in individual stocks generally represent less than a single day’s average trading volume in those securities. Even during the volatile and often low-volume trading of the past year, the Fund’s average market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund’s stock transactions are executed) has been a fraction of 1%, and the Fund’s average commission was 1.3 cents per share, compared with industry averages estimated to be several times that amount. Finally, the Fund’s expense ratio during its fiscal year ended June 30, 2011 was 1.03%. According to recent statistics, the average expense ratio among the limited group of mutual funds pursuing similar strategies and classified as “long-short” by Morningstar is 1.73%.

5

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2011, Strategic Total Return Fund had net assets of $2,339,288,793. Treasury notes, Treasury bonds, Treasury Inflation Protected Securities (TIPS) and money market funds represented 79.2% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 1.1%, 17.9% and 1.6% of net assets, respectively.

In Strategic Total Return Fund, during the fiscal year ended June 30, 2011, portfolio gains in excess of $5 million were achieved in U.S. Treasury Note (3.375%, due 11/15/2019), U.S. Treasury Note (3.625%, due 8/15/2019), and Barrick Gold. Holdings with losses in excess of $2 million during this same period were U.S. Treasury Note (3.625%, due 2/15/2021), U.S. Treasury Note (1.75%, due 5/31/2016), and U.S. Treasury Note (2.625%, due 11/15/2020).

As of June 30, 2011, Strategic International Equity Fund had net assets of $65,225,596 and held 90 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in health care (12.6%), consumer discretionary (9.4%), information technology (8.8%), consumer staples (8.2%), telecommunications (6.9%) and industrials (5.8%). The smallest sector weights were in utilities (4.6%), energy (1.2%) and financials (0.9%). Exchange-traded funds (ETFs) and money market funds accounted for 6.0% and 32.3% of net assets, respectively. The total value of equities and exchange-traded funds held by the Fund was $42,068,642.

In order to hedge the impact of general market fluctuations, as of June 30, 2011 Strategic International Equity Fund held 85 option combinations (long put option/short call option) on the S&P 500 Index, and was short 450 futures on the Euro STOXX 50 Index and 25 futures on the FTSE 100 Index. The combined notional value of these hedges was $32,200,278, hedging 76.5% of the value of equity and ETF investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Equity Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2011. Individual equity holdings having portfolio gains in excess of $150,000 during the fiscal year ended June 30, 2011 included Tomra Systems, Centrotec Sustainable, Cia Saneamento Basico, and H. Lundbeck A/S. Holdings with portfolio losses in excess of $100,000 during this same period included Sonova Holding AG and Nintendo.

6

The Hussman Funds
Letter to Shareholders (continued)

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website www.hussmanfunds.com.

Present Conditions

In the weeks since the fiscal year ended on June 30, 2011, the equity markets have experienced an abrupt decline, with the S&P 500 Index surrendering the gains that it briefly enjoyed as a result of the Federal Reserve’s second round of quantitative easing. While a great deal of investor attention has focused on the downgrade of the U.S. credit rating and credit strains in Europe, our view is that the decline most probably reflects the increased likelihood of an oncoming recession in the U.S. and the global economy. This view is based on the emergence of evidence that has typically only been observed in full combination either during or immediately preceding recessions. These include year-over-year GDP growth below 2%, widening credit spreads between corporate and Treasury yields, falling stock prices, a flat yield curve (10-year Treasury yields less than 2.5% above Treasury bill yields), a weak Purchasing Managers Index (below 54), and year-over-year growth in nonfarm payroll employment below 1%. Taken in isolation, none of these conditions implies a strong likelihood of recession. However, the full syndrome captures a unique “signature” of recessions: financial market deterioration including increased credit risk, falling stock prices, and a flattening yield curve, coupled with slowing measures of employment, production, and broad economic activity.

I continue to believe that the fundamental source of our economic challenges, from joblessness, to unresolved housing strains, to sovereign debt crises, is that our policy makers have repeatedly opted for fiscal band-aids and monetary distortions instead of addressing the core problem head-on. That core problem is simple: the careless encouragement of asset bubbles, and the refusal to restructure bad debt.

Encouraged by inappropriately easy monetary policy and lax regulatory oversight, the U.S. went on a debt-financed binge of consumption and unproductive investment that lasted nearly a decade. When that binge collapsed, policy makers ignored the fundamental need to restructure bad debt, and instead fought tooth and nail to defend bondholders and lenders who had extended credit carelessly. We are now left with a global financial system where the debtors are incapable of making good on those debts, and governments around the world are frantically trying to prop up bad debt with public funds and monetary policies aimed at distorting the financial markets even further.

7

The Hussman Funds
Letter to Shareholders (continued)

Presently, we should not judge policy actions by their ability to punish saving, indiscriminately promote spending, relieve fear by making bad debt whole, or promote credit for its own sake. Instead, we should judge each policy action by its ability to reallocate resources toward productive uses, and to accelerate the restructuring of hopelessly bad debt that was carelessly extended in the first place. Many “standard” elements of economic policy can be crafted toward these ends, including infrastructure spending, R&D credits, unemployment compensation, funding of NIH (National Institutes of Health) and other basic research, and so on. As I’ve proposed since 2008, restructuring mortgage debt by using Treasury to administer, but not subsidize, property appreciation rights would also be helpful. By contrast, I believe that it is disastrously misguided to defend holders of bad debt, to distort financial markets, and to obstruct rather than facilitate the restructuring of excessive debt burdens.

Despite the market decline through mid-August 2011, we continue to view the equity markets as overvalued, based on methods that are strongly correlated with actual subsequent long-term market returns (frequently detailed in the weekly market commentary on the Hussman Funds website). While many analysts view the equity market as undervalued based on analyst estimates of earnings in the year ahead, it is important to recognize that these estimates embody the expectation that U.S. corporations will achieve and maintain the highest profit margins in history. Given that profit margins are cyclical, and stocks are a claim on a very long-term stream of future cash flows, I believe that the failure to smooth or “normalize” these earnings expectations is an invitation to trouble.

Generally speaking, I believe that the entire menu of investment options has been distorted by the Federal Reserve’s zero interest rate policy, which appears designed to provoke investors into accepting risk despite very thin compensation for doing so. Short-term interest rates remain near zero, 10-year Treasury debt yields only about 2% annually, credit spreads for accepting corporate risk are extremely compressed, and the S&P 500 Index, by our estimate, is at valuations that imply 10-year total returns in the area of only 5%, with significant potential for downside risk.

Still, valuations and long-term risks do not always resolve into short-term investment outcomes. Despite our concerns about economic and financial headwinds, the broad range of factors we consider, particularly those that are sensitive to market action and investor sentiment, may periodically justify accepting market exposure. Moreover, valuations and market action can often change very quickly, creating opportunities for intermediate- or long-term investment that seemed nearly absent a short while earlier.

8

The Hussman Funds
Letter to Shareholders (continued)

Though the difficult lessons of the recent cycle have been a source of frustration, those lessons are also the basis of our belief that we are well-equipped to navigate future opportunities and threats to an even greater extent than we were prior to the recent crisis. Those opportunities and threats are inherent in an incompletely resolved credit picture, where significant debt restructuring will almost certainly be required both in the mortgage market and in the sovereign debt of some nations, in the unwinding of untenable extremes in fiscal and monetary policy, and in what we still view as a distorted set of investment opportunities. In this environment, I expect that we will be well-served by the ability to vary our exposure to market fluctuations as investment conditions change.

Always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

9

Hussman Strategic Growth Fund Portfolio Information
June 30, 2011 (Unaudited)

Sector Allocation (% of Total Investments and Money Market Funds)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

10

Hussman Strategic International Equity Fund Portfolio Information
June 30, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

Country Allocation (% of Equity Holdings) (in clockwise order)

11

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2011

COMMON STOCKS — 101.0%	Shares	Value
Consumer Discretionary — 22.9%
Hotels, Restaurants & Leisure — 7.3%
Cheesecake Factory, Inc. (The) (a)	2,292,000	$71,900,040
Chipotle Mexican Grill, Inc. - Class A (a)	250,000	77,047,500
McDonald's Corp.	250,000	21,080,000
Panera Bread Co. - Class A (a)	1,296,000	162,855,360
PF Chang's China Bistro, Inc.	500,000	20,120,000
Starbucks Corp.	1,500,000	59,235,000
		412,237,900
Internet & Catalog Retail — 1.4%
Amazon.com, Inc. (a)	400,000	81,796,000

Leisure Equipment & Products — 1.0%
Hasbro, Inc.	250,000	10,982,500
Mattel, Inc.	1,650,000	45,358,500
		56,341,000
Media — 0.6%
Comcast Corp. - Class A	1,050,000	26,607,000
Gannett Co., Inc.	300,000	4,296,000
McClatchy Co. (The) - Class A (a)	143,000	401,830
		31,304,830
Multiline Retail — 3.3%
Dollar Tree, Inc. (a)	910,000	60,624,200
Family Dollar Stores, Inc.	750,000	39,420,000
Kohl's Corp.	1,000,000	50,010,000
Target Corp.	750,000	35,182,500
		185,236,700
Specialty Retail — 7.9%
Advance Auto Parts, Inc.	185,000	10,820,650
Aéropostale, Inc. (a)	4,551,000	79,642,500
American Eagle Outfitters, Inc.	1,000,000	12,750,000
AutoZone, Inc. (a)	195,000	57,495,750
Bed Bath & Beyond, Inc. (a)	1,000,000	58,370,000
Best Buy Co., Inc.	2,000,000	62,820,000
GameStop Corp. - Class A (a)	750,000	20,002,500
RadioShack Corp.	1,000,000	13,310,000
Ross Stores, Inc.	650,000	52,078,000
Staples, Inc.	1,500,000	23,700,000
TJX Cos., Inc. (The)	1,000,000	52,530,000
		443,519,400

12

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 101.0% (Continued)	Shares	Value
Consumer Discretionary — 22.9% (Continued)
Textiles, Apparel & Luxury Goods — 1.4%
Coach, Inc.	350,000	$22,375,500
Under Armour, Inc. - Class A (a)	750,000	57,982,500
		80,358,000
Consumer Staples — 9.5%
Beverages — 3.3%
Coca-Cola Co. (The)	1,750,000	117,757,500
PepsiCo, Inc.	1,000,000	70,430,000
		188,187,500
Food & Staples Retailing — 1.3%
Walgreen Co.	1,000,000	42,460,000
Whole Foods Market, Inc.	500,000	31,725,000
		74,185,000
Food Products — 1.5%
Archer-Daniels-Midland Co.	1,500,000	45,225,000
Campbell Soup Co.	1,055,000	36,450,250
		81,675,250
Household Products — 3.4%
Clorox Co. (The)	1,398,000	94,281,120
Colgate-Palmolive Co.	340,000	29,719,400
Kimberly-Clark Corp.	1,000,000	66,560,000
		190,560,520
Energy — 2.9%
Energy Equipment & Services — 0.1%
SEACOR Holdings, Inc.	50,000	4,998,000

Oil, Gas & Consumable Fuels — 2.8%
Chevron Corp.	250,000	25,710,000
ConocoPhillips	250,000	18,797,500
Exxon Mobil Corp.	1,000,000	81,380,000
Holly Energy Partners L.P.	12,000	651,360
Sunoco, Inc.	750,000	31,282,500
Sunoco Logistics Partners L.P.	44,000	3,790,600
		161,611,960
Financials — 2.2%
Consumer Finance — 0.1%
World Acceptance Corp. (a)	100,000	6,557,000

Insurance — 2.1%
ACE Ltd.	760,000	50,023,200

13

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 101.0% (Continued)	Shares	Value
Financials — 2.2% (Continued)
Insurance — 2.1% (Continued)
Berkshire Hathaway, Inc. - Class B (a)	375,000	$29,021,250
Chubb Corp. (The)	526,000	32,932,860
Cincinnati Financial Corp.	162,000	4,727,160
		116,704,470
Health Care — 35.6%
Biotechnology — 4.1%
Amgen, Inc. (a)	1,250,000	72,937,500
Biogen Idec, Inc. (a)	1,150,000	122,958,000
Celgene Corp. (a)	300,000	18,096,000
Gilead Sciences, Inc. (a)	400,000	16,564,000
		230,555,500
Health Care Equipment & Supplies — 6.1%
Align Technology, Inc. (a)	1,500,000	34,200,000
C.R. Bard, Inc.	250,000	27,465,000
Cyberonics, Inc. (a)	1,000,000	27,950,000
IDEXX Laboratories, Inc. (a)	150,000	11,634,000
Medtronic, Inc.	1,250,000	48,162,500
ResMed, Inc. (a)	500,000	15,475,000
St. Jude Medical, Inc.	1,000,000	47,680,000
Stryker Corp.	750,000	44,017,500
Varian Medical Systems, Inc. (a)	1,250,000	87,525,000
		344,109,000
Health Care Providers & Services — 7.8%
Amedisys, Inc. (a)	146,000	3,887,980
CIGNA Corp.	1,132,000	58,218,760
Humana, Inc.	1,750,000	140,945,000
Laboratory Corp. of America Holdings (a)	750,000	72,592,500
Patterson Cos., Inc.	608,900	20,026,721
UnitedHealth Group, Inc.	1,550,000	79,949,000
WellPoint, Inc.	800,000	63,016,000
		438,635,961
Life Sciences Tools & Services — 5.0%
Caliper Life Sciences, Inc. (a)	1,750,000	14,192,500
Harvard Bioscience, Inc. (a)	750,000	3,997,500
Illumina, Inc. (a)	1,000,000	75,150,000
Life Technologies Corp. (a)	2,000,000	104,140,000
Waters Corp. (a)	910,000	87,123,400
		284,603,400

14

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 101.0% (Continued)	Shares	Value
Health Care — 35.6% (Continued)
Pharmaceuticals — 12.6%
Abbott Laboratories	1,250,000	$65,775,000
AstraZeneca plc - ADR	3,250,000	162,727,500
Bristol-Myers Squibb Co.	2,000,000	57,920,000
Eli Lilly & Co.	750,000	28,147,500
Endo Pharmaceuticals Holdings, Inc. (a)	2,970,000	119,304,900
Forest Laboratories, Inc. (a)	500,000	19,670,000
Impax Laboratories, Inc. (a)	341,000	7,430,390
Johnson & Johnson	850,000	56,542,000
Merck & Co., Inc.	2,205,000	77,814,450
Novartis AG - ADR	619,000	37,827,090
Par Pharmaceutical Cos., Inc. (a)	250,000	8,245,000
Pfizer, Inc.	2,500,000	51,500,000
Shire plc - ADR	183,000	17,240,430
		710,144,260
Industrials — 1.0%
Airlines — 0.3%
Southwest Airlines Co.	136,425	1,557,974
US Airways Group, Inc. (a)	1,500,000	13,365,000
		14,922,974
Machinery — 0.6%
Joy Global, Inc.	366,000	34,857,840

Marine — 0.1%
Seaspan Corp.	339,000	4,952,790

Information Technology — 24.1%
Communications Equipment — 3.5%
ADTRAN, Inc.	1,000,000	38,710,000
Cisco Systems, Inc.	4,500,000	70,245,000
InterDigital, Inc.	210,000	8,578,500
QUALCOMM, Inc.	850,000	48,271,500
Research In Motion Ltd. (a)	1,000,000	28,850,000
		194,655,000
Computers & Peripherals — 6.1%
Apple, Inc. (a)	250,000	83,917,500
Dell, Inc. (a)	4,000,000	66,680,000
NetApp, Inc. (a)	1,250,000	65,975,000
QLogic Corp. (a)	1,690,000	26,904,800
SanDisk Corp. (a)	500,000	20,750,000

15

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 101.0% (Continued)	Shares	Value
Information Technology — 24.1% (Continued)
Computers & Peripherals — 6.1% (Continued)
Synaptics, Inc. (a)	3,135,000	$80,694,900
		344,922,200
Electronic Equipment & Instruments — 0.0%
FUJIFILM Holdings Corp. - ADR	49,400	1,542,762

Internet Software & Services — 1.9%
eBay, Inc. (a)	2,500,000	80,675,000
j2 Global Communications, Inc. (a)	425,000	11,997,750
VistaPrint N.V. (a)	277,500	13,278,375
		105,951,125
IT Services — 1.1%
Cognizant Technology Solutions Corp. - Class A (a)	500,000	36,670,000
iGATE Corp.	100,000	1,632,000
Syntel, Inc.	276,000	16,317,120
Western Union Co. (The)	500,000	10,015,000
		64,634,120
Semiconductors & Semiconductor Equipment — 7.1%
Altera Corp.	1,265,000	58,632,750
Analog Devices, Inc.	638,500	24,990,890
Broadcom Corp. - Class A (a)	1,000,000	33,640,000
First Solar, Inc. (a)	567,000	74,997,090
Microchip Technology, Inc.	264,000	10,008,240
SunPower Corp. - Class A (a)	2,700,000	52,191,000
Teradyne, Inc. (a)	1,170,000	17,316,000
Texas Instruments, Inc.	1,250,000	41,037,500
TriQuint Semiconductor, Inc. (a)	1,319,000	13,440,610
Xilinx, Inc.	2,000,000	72,940,000
		399,194,080
Software — 4.4%
BMC Software, Inc. (a)	1,033,000	56,505,100
Check Point Software Technologies Ltd. (a)	1,245,000	70,778,250
Intuit, Inc. (a)	1,000,000	51,860,000
Microsoft Corp.	2,500,000	65,000,000
TIBCO Software, Inc. (a)	227,000	6,587,540
		250,730,890
Materials — 0.5%
Chemicals — 0.1%
BASF SE - ADR	76,800	7,531,008

16

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 101.0% (Continued)	Shares	Value
Materials — 0.5% (Continued)
Containers & Packaging — 0.4%
Ball Corp.	632,000	$24,306,720

Telecommunication Services — 2.3%
Diversified Telecommunication Services — 1.5%
AT&T, Inc.	1,500,000	47,115,000
Verizon Communications, Inc.	1,000,000	37,230,000
		84,345,000
Wireless Telecommunication Services — 0.8%
China Mobile Ltd. - ADR	1,000,000	46,780,000

Total Common Stocks (Cost $4,869,428,970)		$5,702,648,160

PUT OPTION CONTRACTS — 1.2%	Contracts	Value
Nasdaq 100 Index Option, 09/17/2011 at $1,800	2,000	$824,000
Russell 2000 Index Option, 08/20/2011 at $800	8,000	12,904,000
S&P 500 Index Option, 07/16/2011 at $1,280	26,000	35,588,000
S&P 500 Index Option, 08/20/2011 at $1,300	8,000	17,688,000
Total Put Option Contracts (Cost $123,158,190)		$67,004,000

Total Investments at Value — 102.2% (Cost $4,992,587,160)		$5,769,652,160

MONEY MARKET FUNDS — 15.0%	Shares	Value
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (b)	262,666,686	$262,666,686
First American Treasury Obligations Fund - Class Y, 0.00% (b)	580,442,297	580,442,297
Total Money Market Funds (Cost $843,108,983)		$843,108,983

Total Investments and Money Market Funds at Value — 117.2% (Cost $5,835,696,143)		$6,612,761,143

Written Call Options — (20.3%)		(1,142,542,000)

Other Assets in Excess of Liabilities — 3.1%		173,846,963

Net Assets — 100.0%		$5,644,066,106

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2011.
See accompanying notes to financial statements.

17

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2011

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
09/17/2011 at $1,800	2,000	$104,826,000	$97,877,355
Russell 2000 Index Option,
09/17/2011 at $620	8,000	165,088,000	146,389,420
S&P 500 Index Option,
07/16/2011 at $1,280	6,000	26,052,000	15,892,065
S&P 500 Index Option,
08/20/2011 at $1,100	8,000	174,616,000	145,939,430
S&P 500 Index Option,
09/17/2011 at $980	20,000	671,960,000	621,973,550
Total Written Option Contracts		$1,142,542,000	$1,028,071,820

See accompanying notes to financial statements.

18

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2011

COMMON STOCKS — 19.5%	Shares	Value
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
NuStar Energy L.P.	125,000	$8,086,250
ONEOK Partners L.P.	44,000	3,753,200
Williams Partners L.P.	100,000	5,418,000
		17,257,450
Materials — 17.9%
Metals & Mining — 17.9%
Agnico-Eagle Mines Ltd.	500,000	31,565,000
AngloGold Ashanti Ltd. - ADR	785,000	33,040,650
Barrick Gold Corp.	1,950,000	88,315,500
Compania De Minas Buenaventura S.A. - ADR	1,000,000	37,980,000
Freeport-McMoRan Copper & Gold, Inc.	100,000	5,290,000
Goldcorp, Inc.	1,050,000	50,683,500
Gold Fields Ltd. - ADR	1,500,000	21,885,000
Harmony Gold Mining Co. Ltd. - ADR	1,500,000	19,830,000
Newmont Mining Corp.	1,700,000	91,749,000
Randgold Resources Ltd. - ADR	452,000	37,990,600
Stillwater Mining Co. (a)	10,000	220,100
		418,549,350
Utilities — 0.9%
Electric Utilities — 0.7%
Entergy Corp.	100,000	6,828,000
Pepco Holdings, Inc.	136,000	2,669,680
Pinnacle West Capital Corp.	57,000	2,541,060
PPL Corp.	150,000	4,174,500
		16,213,240
Multi-Utilities — 0.2%
Ameren Corp.	43,000	1,240,120
DTE Energy Co.	54,000	2,701,080
		3,941,200

Total Common Stocks (Cost $461,658,662)		$455,961,240

U.S. TREASURY OBLIGATIONS — 53.4%	Par Value	Value
U.S. Treasury Bonds — 2.2%
4.75%, due 02/15/2041	$50,000,000	$53,156,250

U.S. Treasury Inflation-Protected Notes — 4.7%
2.00%, due 04/15/2012	27,702,500	28,314,975
2.00%, due 07/15/2014	29,822,500	32,541,477

19

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2011

U.S. TREASURY OBLIGATIONS — 53.4% (Continued)	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 4.7% (Continued)
2.50%, due 01/15/2029	$41,892,400	$48,745,745
		109,602,197
U.S. Treasury Notes — 46.5%
0.75%, due 06/15/2014	300,000,000	299,695,500
2.25%, due 03/31/2016	200,000,000	205,735,400
2.00%, due 04/30/2016	150,000,000	152,297,550
1.75%, due 05/31/2016	350,000,000	350,600,950
3.00%, due 08/31/2016	75,000,000	79,417,950
		1,087,747,350

Total U.S. Treasury Obligations (Cost $1,233,443,189)		$1,250,505,797

EXCHANGE-TRADED FUNDS — 1.1%	Shares	Value
CurrencyShares British Pound Sterling Trust (a) (b)	100,000	$15,938,000
SPDR DB International Government Inflation-Protected Bond ETF	160,000	9,907,200
Total Exchange-Traded Funds (Cost $22,697,300)		$25,845,200

Total Investments at Value — 74.0% (Cost $1,717,799,151)		$1,732,312,237

MONEY MARKET FUNDS — 25.8%	Shares	Value
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (c)	145,759,858	$145,759,858
First American Treasury Obligations Fund - Class Y, 0.00% (c)	456,918,318	456,918,318
Total Money Market Funds (Cost $602,678,176)		$602,678,176

Total Investments and Money Market Funds at Value — 99.8% (Cost $2,320,477,327)		$2,334,990,413

Other Assets in Excess of Liabilities — 0.2%		4,298,380

Net Assets — 100.0%		$2,339,288,793

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	For federal income tax purposes, structured as a grantor trust.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2011.
See accompanying notes to financial statements.

20

Hussman Strategic International Equity Fund Schedule of Investments
June 30, 2011

COMMON STOCKS — 58.5%	Shares	Value
Argentina — 1.4%
Irsa Inversiones y Representaciones S.A. - ADR	25,000	$344,000
Telecom Argentina S.A. - ADR	21,000	547,260
		891,260
Australia — 0.5%
Cochlear Ltd. (a)	3,000	232,170
Telstra Corp. Ltd. - ADR	5,000	78,050
		310,220
Belgium — 0.9%
Mobistar S.A. (a)	8,000	606,885

Brazil — 2.7%
Companhia de Saneamento Basico do Estado de São Paulo - ADR	12,000	716,040
Companhia Energetica De Minas Gerais - ADR	25,000	516,000
Companhia Paranaense de Energia-Copel - ADR	7,500	203,700
Gol Linhas Aereas Inteligentes S.A. - ADR	17,500	212,625
Telecomunicações de São Paulo S.A. - ADR	3,000	89,100
		1,737,465
Canada — 1.8%
Alimentation Couche-Tard, Inc. - Class B	20,000	583,161
Tim Hortons, Inc. - ADR	11,500	561,315
		1,144,476
Chile — 0.8%
Embotelladora Andina S.A. - ADR	200	5,770
Empresa Nacional de Electricidad S.A. - ADR	6,000	342,660
Enersis S.A. - ADR	8,000	184,800
		533,230
China — 2.1%
3SBio, Inc. - ADR (b)	25,000	435,750
China Petroleum and Chemical Corp. - ADR	4,000	405,760
JA Solar Holdings Co. Ltd. - ADR (b)	20,000	111,000
Mindray Medical International Ltd. - ADR	2,000	56,100
Trina Solar Ltd. - ADR (b)	7,500	168,150
Yue Yuen Industrial (Holdings) Ltd. - ADR	12,000	189,600
		1,366,360
Denmark — 1.3%
H. Lundbeck A/S (a)	32,000	843,872

France — 8.2%
Alten (a)	12,000	477,517

21

Hussman Strategic International Equity Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 58.5% (Continued)	Shares	Value
France — 8.2% (Continued)
Casino Guichard-Perrachon S.A. (a)	4,750	$447,710
Cegid Group	10,000	311,072
Dassault Systemes S.A. - ADR	4,750	406,600
Infotel S.A.	3,900	334,205
L'Oréal S.A. (a)	3,600	467,210
Metropole Television S.A. (a)	17,500	405,121
Norbert Dentressangle S.A.	7,000	827,250
Rallye S.A. (a)	13,500	561,348
Sanofi-Aventis - ADR	17,600	706,992
Zodiac Aerospace (a)	5,000	435,362
		5,380,387
Germany — 3.3%
Axel Springer AG	12,000	592,734
CENTROTEC Sustainable AG (a)	10,000	306,709
SAP AG - ADR	12,300	745,995
Software AG (a)	9,000	539,628
		2,185,066
India — 0.9%
Infosys Technologies Ltd. - ADR	5,000	326,150
Wipro Ltd. - ADR	17,500	230,475
		556,625
Israel — 0.2%
Partner Communications Co. Ltd. - ADR	10,000	149,200

Italy — 2.4%
Autogrill S.P.A. (a)	30,000	393,983
Enel S.P.A. (a)	75,000	490,087
Recordati S.P.A. (a)	60,000	659,466
		1,543,536
Japan — 9.0%
ABC-MART, Inc. (a)	13,000	527,224
AEON Co. Ltd. (a)	40,000	482,806
Central Japan Railway Co. (a)	35	275,145
Don Quijote Co. Ltd. (a)	20,000	695,524
Honeys Co. Ltd. (a)	40,000	439,570
KDDI Corp. (a)	95	683,519
Mochida Pharmaceutical Co. Ltd. (a)	50,000	536,258
Nintendo Co. Ltd. - ADR	12,500	291,250
Nitori Holdings Co. Ltd. (a)	2,000	189,819
NTT DOCOMO, Inc. (a)	275	491,134

22

Hussman Strategic International Equity Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 58.5% (Continued)	Shares	Value
Japan — 9.0% (Continued)
Sundrug Co. Ltd (a)	25,000	$793,404
Takeda Pharmaceutical Co. Ltd. (a)	10,500	485,278
		5,890,931
Mexico — 0.8%
América Móvil S.A.B. de C.V. - Series A - ADR	10,000	536,000

Netherlands — 0.4%
Unilever N.V. - ADR	8,000	262,800

Norway — 1.1%
Tomra Systems ASA (a)	85,000	739,953

Philippines — 0.2%
Philippine Long Distance Telephone Co. - ADR	2,000	108,080

Portugal — 0.7%
Portugal Telecom, SGPS, S.A. - ADR	45,000	442,800

Sweden — 1.7%
Axfood AB (a)	3,000	105,611
Hennes & Mauritz AB - B Shares	14,100	486,138
Securitas AB - Class B (a)	40,000	423,468
Telefonaktiebolaget LM Ericsson - ADR	6,000	86,280
		1,101,497
Switzerland — 4.2%
Actelion Ltd. (a) (b)	9,000	444,067
Nestlé S.A. - ADR	8,800	548,944
Novartis AG - ADR	12,000	733,320
Sonova Holding AG (b)	3,500	326,772
Swisscom AG - ADR	6,000	274,560
Synthes, Inc.	2,500	439,760
		2,767,423
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	50,000	630,500

United Kingdom — 12.9%
Amlin plc (a)	37,500	244,422
AstraZeneca plc - ADR	14,000	700,980
Carnival plc - ADR	6,000	233,040
Dairy Crest Group plc	60,000	356,255

23

Hussman Strategic International Equity Fund Schedule of Investments (continued)
June 30, 2011

COMMON STOCKS — 58.5% (Continued)	Shares	Value
United Kingdom — 12.9% (Continued)
Ensco plc - ADR	7,500	$399,750
Fidessa Group plc	20,000	621,680
GlaxoSmithKline plc - ADR	11,000	471,900
Greggs plc (a)	70,000	594,749
Marks & Spencer Group plc (a)	74,000	428,922
N Brown Group plc	75,000	316,537
Next plc (a)	15,000	560,354
Reckitt Benckiser Group plc - ADR	12,500	138,625
Sage Group plc (The) (a)	100,000	463,554
Scottish and Southern Energy plc (a)	25,000	559,070
Shire plc - ADR	6,000	565,260
Smith & Nephew plc - ADR	11,000	595,760
Ted Baker plc	10,000	127,818
Vodafone Group plc - ADR	19,000	507,680
WS Atkins plc (a)	45,000	540,320
		8,426,676

Total Common Stocks (Cost $35,994,439)		$38,155,242

EXCHANGE-TRADED FUNDS — 6.0%	Shares	Value
iShares MSCI Canada Index Fund	25,000	$791,750
iShares MSCI Germany Index Fund	29,000	779,810
iShares MSCI Hong Kong Index Fund	42,500	787,100
iShares MSCI Singapore Index Fund	60,000	823,800
iShares MSCI Sweden Index Fund	23,000	730,940
Total Exchange-Traded Funds (Cost $3,843,684)		$3,913,400

PUT OPTION CONTRACTS — 0.0%	Contracts	Value
S&P 500 Index Option, 9/17/2011 at $1,080 (Cost $51,112)	85	$29,155

Total Investments at Value — 64.5% (Cost $39,889,235)		$42,097,797

24

Hussman Strategic International Equity Fund Schedule of Investments (continued)
June 30, 2011

MONEY MARKET FUNDS — 32.3%	Shares	Value
Northern Institutional Treasury Portfolio, 0.01% (c) (Cost $21,060,820)	21,060,820	$21,060,820

Total Investments and Money Market Funds at Value — 96.8% (Cost $60,950,055)		$63,158,617

Other Assets in Excess of Liabilities — 3.2%		2,066,979

Net Assets — 100.0%		$65,225,596

ADR - American Depositary Receipt.
(a)	Fair value priced (Note 1). Fair valued securities totaled $17,571,239 at June 30, 2011, representing 26.9% of net assets.
(b)	Non-income producing security.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2011.
See accompanying notes to financial statements.

25

Hussman Strategic International Equity Fund Schedule of Open Written Option Contracts
June 30, 2011

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/17/2011 at $1,080	85	$2,024,615	$1,796,362

See accompanying notes to financial statements.

Hussman Strategic International Equity Fund Schedule of Futures Contracts Sold Short
June 30, 2011

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Depreciation
Euro STOXX 50 Index Future	9/16/2011	450	$18,651,294	$(487,991)
FTSE 100 Index Future	9/16/2011	25	2,375,632	(55,865)
Total Futures Contracts Sold Short			$21,026,926	$(543,856)

See accompanying notes to financial statements.

26

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2011

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$4,992,587,160	$1,717,799,151
At value (Note 1)	$5,769,652,160	$1,732,312,237
Investments in money market funds	843,108,983	602,678,176
Cash	500,000	—
Dividends and interest receivable	5,095,888	4,857,511
Receivable for investment securities sold	226,436,835	—
Receivable for capital shares sold	5,264,465	3,154,992
Other assets	74,614	114,646
Total Assets	6,850,132,945	2,343,117,562

LIABILITIES
Dividends payable	—	794,730
Written call options, at value (Notes 1 and 4) (premiums received $1,028,071,820)	1,142,542,000	—
Payable for investment securities purchased	52,613,083	—
Payable for capital shares redeemed	5,713,155	1,610,857
Accrued investment advisory fees (Note 3)	4,194,856	908,944
Payable to administrator (Note 3)	406,150	170,200
Other accrued expenses	597,595	344,038
Total Liabilities	1,206,066,839	3,828,769

NET ASSETS	$5,644,066,106	$2,339,288,793

Net assets consist of:
Paid-in capital	$6,593,122,392	$2,294,953,960
Undistributed net investment income	11,944,209	605,424
Accumulated net realized gains (losses) from security transactions and option contracts	(1,623,595,315)	29,216,323
Net unrealized appreciation on investments and option contracts	662,594,820	14,513,086

NET ASSETS	$5,644,066,106	$2,339,288,793

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	459,644,354	191,959,984

Net asset value, offering price and redemption price per share(a) (Note 1)	$12.28	$12.19

(a)	Redemption price varies based on length of time shares are held.
See accompanying notes to financial statements.

27

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2011

Hussman Strategic International Equity Fund
ASSETS
Investments in securities:
At acquisition cost	$39,889,235
At value (Note 1)	$42,097,797
Investments in money market funds	21,060,820
Cash denominated in foreign currency (Note 1)	25,706
Dividends receivable	225,512
Receivable for capital shares sold	31,311
Net unrealized appreciation on forward currency exchange contracts (Note 5)	33
Variation margin receivable (Notes 1 and 4)	933,422
Margin deposits for futures contracts (Notes 1 and 4)	2,985,546
Other assets	38,769
Total Assets	67,398,916

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $1,796,362)	2,024,615
Payable for capital shares redeemed	2,839
Accrued investment advisory fees (Note 3)	74,015
Payable to administrator (Note 3)	9,500
Other accrued expenses	62,351
Total Liabilities	2,173,320

NET ASSETS	$65,225,596

Net assets consist of:
Paid-in capital	$63,711,738
Undistributed net investment income	250,889
Accumulated net realized losses from security transactions and option and futures contracts	(254,572)
Net unrealized appreciation (depreciation) on:
Investment securities	2,230,519
Option contracts	(250,210)
Futures contracts	(543,856)
Translation of assets and liabilities in foreign currencies	81,088

NET ASSETS	$65,225,596

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,187,628

Net asset value, offering price and redemption price per share (a)	$10.54

(a)	Redemption price varies based on length of time shares are held.
See accompanying notes to financial statements.

28

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2011

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$88,131,442	$3,402,461
Foreign withholding taxes on dividends	(435,026)	(99,075)
Interest	—	25,554,749
Total Income	87,696,416	28,858,135

EXPENSES
Investment advisory fees (Note 3)	55,023,810	10,907,435
Transfer agent, account maintenance and shareholder services fees (Note 3)	4,255,110	1,470,814
Administration fees (Note 3)	2,419,780	1,250,404
Registration and filing fees	539,895	327,141
Custodian and bank service fees	429,584	165,455
Fund accounting fees (Note 3)	363,916	170,770
Postage and supplies	250,335	105,124
Printing of shareholder reports	124,964	55,942
Professional fees	97,655	75,856
Trustees’ fees and expenses	77,154	77,154
Compliance service fees (Note 3)	96,712	39,354
Insurance expense	89,051	28,155
Other expenses	33,515	28,442
Total Expenses	63,801,481	14,702,046

NET INVESTMENT INCOME	23,894,935	14,156,089

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	1,023,661,028	103,765,444
Option contracts	(2,038,117,631)	—
Net change in unrealized appreciation (depreciation) on:
Investments	789,181,664	(43,492,926)
Option contracts	(392,897,290)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS	(618,172,229)	60,272,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(594,277,294)	$74,428,607

See accompanying notes to financial statements.

29

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2011

Hussman Strategic International Equity Fund
INVESTMENT INCOME
Dividend income	$1,146,609
Foreign withholding taxes on dividends	(130,479)
Total Income	1,016,130

EXPENSES
Investment advisory fees (Note 3)	382,306
Professional fees	79,616
Trustees' fees and expenses	77,154
Registration and filing fees	67,339
Custodian fees	56,800
Fund accounting fees (Note 3)	39,807
Administration fees (Note 3)	33,663
Transfer agent, account maintenance and shareholder services fees (Note 3)	24,846
Printing of shareholder reports	13,962
Compliance service fees (Note 3)	5,577
Postage and supplies	3,998
Insurance expense	314
Other expenses	36,195
Total Expenses	821,577
Less fee reductions by the Adviser (Note 3)	(56,336)
Net Expenses	765,241

NET INVESTMENT INCOME	250,889

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	917,714
Option contracts	(908,388)
Futures contracts	(270,219)
Foreign currency transactions	187,065
Net change in unrealized appreciation (depreciation) on:
Investments	2,530,712
Option contracts	(386,308)
Futures contracts	(602,079)
Foreign currency translation	81,569

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	1,550,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,800,955

See accompanying notes to financial statements.

30

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2011	Year Ended June 30, 2010
FROM OPERATIONS
Net investment income	$23,894,935	$2,164,645
Net realized gains (losses) from:
Security transactions	1,023,661,028	1,022,837,564
Option contracts	(2,038,117,631)	(1,057,179,191)
Net change in unrealized appreciation (depreciation) on:
Investments	789,181,664	(60,548,943)
Option contracts	(392,897,290)	302,121,068
Net increase (decrease) in net assets resulting from operations	(594,277,294)	209,395,143

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(14,114,668)	(7,151,672)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,590,660,391	3,031,392,017
Net asset value of shares issued in reinvestment of distributions to shareholders	10,023,895	5,351,985
Proceeds from redemption fees collected (Note 1)	546,677	474,913
Payments for shares redeemed	(2,534,114,790)	(2,029,932,592)
Net increase in net assets from capital share transactions	67,116,173	1,007,286,323

TOTAL INCREASE (DECREASE) IN NET ASSETS	(541,275,789)	1,209,529,794

NET ASSETS
Beginning of year	6,185,341,895	4,975,812,101
End of year	$5,644,066,106	$6,185,341,895

UNDISTRIBUTED NET INVESTMENT INCOME	$11,944,209	$2,163,942

CAPITAL SHARE ACTIVITY
Shares sold	203,808,819	233,800,402
Shares reinvested	815,614	418,778
Shares redeemed	(204,778,368)	(157,582,321)
Net increase (decrease) in shares outstanding	(153,935)	76,636,859
Shares outstanding at beginning of year	459,798,289	383,161,430
Shares outstanding at end of year	459,644,354	459,798,289

See accompanying notes to financial statements.

31

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2011	Year Ended June 30, 2010
FROM OPERATIONS
Net investment income	$14,156,089	$22,353,210
Net realized gains from security transactions	103,765,444	52,358,507
Net change in unrealized appreciation (depreciation) on investments	(43,492,926)	27,845,203
Net increase in net assets resulting from operations	74,428,607	102,556,920

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(22,867,054)	(19,991,520)
From net realized gains	(102,020,396)	(18,352,276)
Decrease in net assets from distributions to shareholders	(124,887,450)	(38,343,796)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,314,006,299	1,259,791,954
Net asset value of shares issued in reinvestment of distributions to shareholders	107,590,729	33,519,756
Proceeds from redemption fees collected (Note 1)	318,293	244,066
Payments for shares redeemed	(917,152,925)	(496,374,834)
Net increase in net assets from capital share transactions	504,762,396	797,180,942

TOTAL INCREASE IN NET ASSETS	454,303,553	861,394,066

NET ASSETS
Beginning of year	1,884,985,240	1,023,591,174
End of year	$2,339,288,793	$1,884,985,240

UNDISTRIBUTED NET INVESTMENT INCOME	$605,424	$3,367,648

CAPITAL SHARE ACTIVITY
Shares sold	105,936,628	104,030,315
Shares reinvested	8,766,346	2,758,642
Shares redeemed	(74,680,643)	(41,070,483)
Net increase in shares outstanding	40,022,331	65,718,474
Shares outstanding at beginning of year	151,937,653	86,219,179
Shares outstanding at end of year	191,959,984	151,937,653

See accompanying notes to financial statements.

32

Hussman Strategic International Equity Fund Statements of Changes in Net Assets

	Year Ended June 30, 2011	Period Ended June 30, 2010(a)
FROM OPERATIONS
Net investment income (loss)	$250,889	$(24,775)
Net realized gains (losses) from:
Security transactions	917,714	(61,952)
Option contracts	(908,388)	93,062
Futures contracts	(270,219)	215,604
Foreign currency transactions	187,065	(16,562)
Net change in unrealized appreciation (depreciation) on:
Investments	2,530,712	(300,193)
Option contracts	(386,308)	136,098
Futures contracts	(602,079)	58,223
Foreign currency translation	81,569	(481)
Net increase in net assets resulting from operations	1,800,955	99,024

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(386,352)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	58,482,638	8,702,614
Net asset value of shares issued in reinvestment of distributions to shareholders	362,653	—
Proceeds from redemption fees collected (Note 1)	2,996	—
Payments for shares redeemed	(3,838,932)	—
Net increase in net assets from capital share transactions	55,009,355	8,702,614

TOTAL INCREASE IN NET ASSETS	56,423,958	8,801,638

NET ASSETS
Beginning of period	8,801,638	—
End of period	$65,225,596	$8,801,638

UNDISTRIBUTED NET INVESTMENT INCOME	$250,889	$—

CAPITAL SHARE ACTIVITY
Shares sold	5,650,037	873,351
Shares reinvested	35,346	—
Shares redeemed	(371,106)	—
Net increase in shares outstanding	5,314,277	873,351
Shares outstanding at beginning of period	873,351	—
Shares outstanding at end of period	6,187,628	873,351

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.
See accompanying notes to financial statements.

33

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2011	Year Ended June 30, 2010		Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Net asset value at beginning of year	$13.45	$12.99		$15.73	$15.85	$16.13

Income (loss) from investment operations:
Net investment income	0.05	0.00	(a)	0.03	0.04	0.14
Net realized and unrealized gains (losses) on investments and option contracts	(1.19)	0.48		(0.88)	0.55	0.16
Total from investment operations	(1.14)	0.48		(0.85)	0.59	0.30

Less distributions:
Dividends from net investment income	(0.03)	(0.02)		(0.03)	(0.09)	(0.13)
Distributions from net realized gains	—	—		(1.87)	(0.63)	(0.46)
Total distributions	(0.03)	(0.02)		(1.90)	(0.72)	(0.59)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00	(a)	0.01	0.01	0.01

Net asset value at end of year	$12.28	$13.45		$12.99	$15.73	$15.85

Total return(b)	(8.49% )	3.68%		(4.35% )	3.84%	1.98%

Net assets at end of year (000’s)	$5,644,066	$6,185,342		$4,975,812	$3,275,008	$2,718,324

Ratio of expenses to average net assets	1.03%	1.05%		1.09%	1.11%	1.11%

Ratio of net investment income to average net assets	0.39%	0.04%		0.28%	0.28%	0.91%

Portfolio turnover rate	67%	111%		69%	150%	106%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

34

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Net asset value at beginning of year	$12.41	$11.87	$11.99	$10.92	$11.30

Income from investment operations:
Net investment income	0.07	0.18	0.05	0.24	0.32
Net realized and unrealized gains on investments and foreign currencies	0.37	0.69	0.35	1.59	0.06
Total from investment operations	0.44	0.87	0.40	1.83	0.38

Less distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.01)	(0.23)	(0.33)
Distributions from net realized gains	(0.54)	(0.17)	(0.53)	(0.54)	(0.43)
Total distributions	(0.66)	(0.33)	(0.54)	(0.77)	(0.76)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.02	0.01	0.00 (a)

Net asset value at end of year	$12.19	$12.41	$11.87	$11.99	$10.92

Total return(b)	3.53%	7.44%	3.94%	17.23%	3.46%

Net assets at end of year (000’s)	$2,339,289	$1,884,985	$1,023,591	$330,965	$174,480

Ratio of expenses to average net assets	0.64%	0.67%	0.75%	0.90%	0.90%

Ratio of net investment income to average net assets	0.61%	1.59%	0.26%	2.05%	2.86%

Portfolio turnover rate	254%	69%	36%	212%	41%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

35

Hussman Strategic International Equity Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2011		Period Ended June 30, 2010(a)
Net asset value at beginning of period	$10.08		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		(0.03)
Net realized and unrealized gains on investments and option and futures contracts	0.54		0.11
Total from investment operations	0.58		0.08

Less distributions:
Distributions from net realized gains	(0.12)		—

Proceeds from redemption fees collected (Note 1)	0.00	(b)	—

Net asset value at end of period	$10.54		$10.08

Total return (c)	5.83%		0.80%	(d)

Net assets at end of period (000's)	$65,226		$8,802

Ratio of total expenses to average net assets	2.14%		5.00%	(e)

Ratio of net expenses to average net assets (f)	2.00%		2.00%	(e)

Ratio of net investment income (loss) to average net assets (f)	0.63%		(0.67%	)(e)

Portfolio turnover rate	39%		13%	(d)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 3).
See accompanying notes to financial statements.

36

Hussman Investment Trust Notes to Financial Statements
June 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund (each, a “Fund”, and collectively, the “Funds”) are diversified series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end managment investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Equity Fund commenced operations on December 31, 2009.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Equity Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Securities and Options Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and asked prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or

37

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Econometrics Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2011, all options held by Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price or, if not available, at the mean of the bid and ask prices as of the close of such commodities exchanges.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

38

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

•      Level 1 – quoted prices in active markets for identical securities
•      Level 2 – other significant observable inputs
•      Level 3 – significant unobservable inputs

For example, option contracts purchased and written by Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Equity Fund may be classified as Level 2 despite the availability of closing prices because the fair values of such securities are typically determined by an independent pricing service, as described in the preceding discussion of valuations of foreign securities. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2011 by security type:

Hussman Strategic Growth Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$5,702,648,160	$—	$—	$5,702,648,160
Put Option Contracts	—	67,004,000	—	67,004,000
Money Market Funds	843,108,983	—	—	843,108,983
Total Investments in Securities and Money Market Funds	$6,545,757,143	$67,004,000	$—	$6,612,761,143

Other Financial Instruments:
Written Call Option Contracts	$—	$(1,142,542,000)	$—	$(1,142,542,000)
Total Other Financial Instruments	$—	$(1,142,542,000)	$—	$(1,142,542,000)

39

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

Hussman Strategic Total Return Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$455,961,240	$—	$—	$455,961,240
U.S. Treasury Obligations	—	1,250,505,797	—	1,250,505,797
Exchange-Traded Funds	25,845,200	—	—	25,845,200
Money Market Funds	602,678,176	—	—	602,678,176
Total Investments in Securities and Money Market Funds	$1,084,484,616	$1,250,505,797	$—	$2,334,990,413

Hussman Strategic International Equity Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$20,584,003	$17,571,239	$—	$38,155,242
Exchange-Traded Funds	3,913,400	—	—	3,913,400
Put Option Contracts	—	29,155	—	29,155
Money Market Funds	21,060,820	—	—	21,060,820
Total Investments in Securities and Money Market Funds	$45,558,223	$17,600,394	$—	$63,158,617

Other Financial Instruments:
Futures Contracts Sold Short	$(21,026,926)	$—	$—	$(21,026,926)
Written Call Option Contracts	—	(2,024,615)	—	(2,024,615)
Total Other Financial Instruments	$(21,026,926)	$(2,024,615)	$—	$(23,051,541)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. During the year ended June 30, 2011, the Funds did not have any significant transfers in and out of Level 1 or Level 2. In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2011.

40

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund may purchase and write put and call options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund may also purchase foreign currency options to establish or modify the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase an interest rate futures contract to protect against a decline in the value of its portfolio. Hussman Strategic International Equity Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 10% to 15% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily

41

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

fluctuations in the fair value of the underlying stock index. The Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Repurchase Agreements — The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities collateralizing these agreements is monitored on a daily basis to ensure that the value of the collateral during the term of the agreements equals or exceeds the repurchase price plus accrued interest. If the bank or dealer defaults, realization of the collateral by the Funds may be delayed or limited, and the Funds may suffer a loss if the value of the collateral declines.

Foreign Currency Translation — Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.      The market values of investment securities and other assets and liabilities are translated at the closing rate on the London Stock Exchange each day.

B.      Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

C.      The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

42

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within sixty days of the date of purchase. During the years ended June 30, 2011 and June 30, 2010, proceeds from redemption fees totaled $546,677 and $474,913, respectively, for Hussman Strategic Growth Fund; $318,293 and $244,066, respectively, for Hussman Strategic Total Return Fund; and $2,996 and $0, respectively, for Hussman Strategic International Equity Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions.

43

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hussman Strategic Growth Fund	6/30/11	$14,114,668	$—	$14,114,668
	6/30/10	$7,151,672	$—	$7,151,672
Hussman Strategic Total Return Fund	6/30/11	$91,708,544	$33,178,906	$124,887,450
	6/30/10	$34,722,623	$3,621,173	$38,343,796
Hussman Strategic International Equity Fund	6/30/11	$117,305	$269,047	$386,352
	6/30/10	$—	$—	$—

Securities Transactions — For financial statement purposes, securities transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — It is each Fund’s policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

44

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

The following information is computed on a tax basis for each item as of June 30, 2011:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Equity Fund
Cost of portfolio investments	$4,812,693,106	$2,321,320,185	$59,153,693
Gross unrealized appreciation	$1,173,808,871	$31,897,747	$3,734,071
Gross unrealized depreciation	(345,658,464)	(18,227,519)	(1,447,687)
Net unrealized appreciation	$828,150,407	$13,670,228	$2,286,384
Net unrealized appreciation of assets and liabilities in foreign currencies	—	—	81,088
Net unrealized depreciation on futures contracts	—	—	(543,856)
Undistributed ordinary income	11,944,209	12,435,471	437,954
Undistributed long-term gains	—	19,023,864	—
Post-October losses	(588,750,546)	—	—
Capital loss carryforwards	(1,200,400,356)	—	(747,712)
Other temporary differences	—	(794,730)	—
Total accumulated earnings (deficit)	$(949,056,286)	$44,334,833	$1,513,858

The difference between the federal income tax cost of portfolio investments and their financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales and differing treatments of realized and unrealized gains and losses on exchange-traded funds taxed as grantor trusts.

As of June 30, 2011, Hussman Strategic Growth Fund has capital loss carryforwards for federal income tax purposes of $1,200,400,356, of which $375,427,325 expire June 30, 2018 and $824,973,031 expire June 30, 2019. Additionally, Hussman Strategic Growth Fund had net realized capital losses of $588,750,546 during the period November 1, 2010 through June 30, 2011 (”post-October losses”), which are treated for federal income tax purposes as arising during the Fund’s tax year ending June 30, 2012. As of June 30, 2011, Hussman Strategic International Equity Fund has capital loss carryforwards of $747,712, which expire June 30, 2019. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

45

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

For the year ended June 30, 2011, Hussman Strategic Total Return Fund reclassified $5,948,741 of accumulated net realized gains from security transactions against undistributed net investment income on its Statement of Assets and Liabilities due to differing treatments of realized gains and losses on exchange-traded funds taxed as grantor trusts. For the year ended June 30, 2011, Hussman Strategic International Equity Fund reclassified distributions in excess of net realized gains against paid-in capital on its Statement of Assets and Liabilities. Such reclassifications, the results of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s total net assets or net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2008 through June 30, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2.	INVESTMENT TRANSACTIONS

During the year ended June 30, 2011, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,096,020,832 and $5,797,039,610, respectively, for Hussman Strategic Growth Fund; $819,077,339 and $605,582,008, respectively, for Hussman Strategic Total Return Fund; and $41,685,930 and $9,181,531, respectively, for Hussman Strategic International Equity Fund.

3.	TRANSACTIONS WITH AFFILIATES

One of the Trustees and each of the officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, transfer agent and fund accounting agent.

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued

46

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets and 0.45% of such assets over $1 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Equity Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets over $3 billion, less any fee reductions.

With respect to Hussman Strategic International Equity Fund, the Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 2.00% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2012. During the year ended June 30, 2011, the Adviser’s fees from Hussman Strategic International Equity Fund were reduced by $56,336. Any fee reductions or expense reimbursements by the Adviser, either before or after December 31, 2012, are subject to repayment by Hussman Strategic International Equity Fund provided that such repayment does not result in the Fund’s expenses exceeding the 2.00% annual limitation and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of June 30, 2011, the amount of fee reductions and expense reimbursements available for recovery by the Adviser is $167,834. The Advisor may recoup a portion of this amount no later than the dates as stated below:

June 30, 2013	June 30, 2014
$111,498	$56,336

Administration Agreement

Under the terms of an Administration Agreement between the Trust and Ultimus, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities. For these services, Ultimus receives a monthly fee from each Fund computed at annual rates of 0.075% of the Fund’s average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; 0.03% of the next $2 billion of such assets; and 0.025% of such assets in excess of $5 billion, subject to a per Fund minimum monthly fee of $2,000.

47

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

Fund Accounting Agreement

Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee ($2,500 for Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund and $3,000 for Hussman Strategic International Equity Fund), plus an asset-based fee computed at annual rates of 0.01% of each Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in obtaining valuations of the Funds’ portfolio securities.

Transfer Agent and Shareholder Services Agreement

Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, of $22 annually for each direct account and $12 annually for certain accounts established through financial intermediaries, subject to a per Fund minimum fee of $1,500 per month. For the year ended June 30, 2011, such fees were $2,166,223, $579,730 and $18,000, for Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic International Equity Fund, respectively. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the year ended June 30, 2011, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund paid $2,088,887, $891,084 and $6,846, respectively, to financial intermediaries for such services.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $15,000 per annum, plus an asset-based fee computed at annual rates of .005% of the average value of the Trust’s

48

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

aggregate daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. Each Fund pays its proportionate share of such fee. In addition, the Trust reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

Distribution Agreement

The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor provides distribution services and serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor’s fees are paid by the Adviser.

4.	DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund during the year ended June 30, 2011 were as follows:

Hussman Strategic Growth Fund
	Option Contracts	Option Premiums
Options outstanding at beginning of year	55,000	$321,356,680
Options written	462,000	9,823,358,752
Options cancelled in a closing purchase transaction	(473,000)	(9,116,643,612)
Options outstanding at end of year	44,000	$1,028,071,820

Hussman Strategic International Equity Fund
	Option Contracts	Option Premiums
Options outstanding at beginning of year	20	$137,472
Options written	285	4,997,200
Options cancelled in a closing purchase transaction	(220)	(3,338,310)
Options outstanding at end of year	85	$1,796,362

The locations in the Statements of Assets and Liabilities of Hussman Strategic Growth Fund and Hussman Strategic International Equity Funds’ derivative positions are as follows:

49

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2011
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$67,004,000	$—	$5,617,134,000
Index call options written	Written call options, at value	—	(1,142,542,000)	(5,617,134,000)

Hussman Strategic International Equity Fund

		Fair Value		Gross Notional Amount Outstanding June 30, 2011
Type of Derivative	Location	Asset Derivatives	Liability Derivatives
Index put options purchased	Investments in securities at value	$29,155	$—	$11,225,440
Index call options written	Written call options, at value	—	(2,024,615)	(11,225,440)
Futures contracts sold short	Variaton margin receivable	933,422	—	(20,974,838)

The average monthly notional amount of put options purchased, call options written and call options purchased during the year ended June 30, 2011 was $6,098,420,231, ($5,584,240,500) and $184,160,500, respectively, for Hussman Strategic Growth Fund. The average monthly notional amount of put options purchased and call options written during the year ended June 30, 2011 was $7,549,311 and ($7,438,825), respectively, for Hussman Strategic International Equity Fund. The average monthly notional amount of future contracts purchased and sold short during the year ended June 30, 2011 was $2,636,943 and ($13,624,555), respectively, for Hussman Strategic International Equity Fund.

Hussman Strategic Growth Fund’s and Hussman Strategic International Equity Fund’s transactions in derivative instruments during the year ended June 30, 2011 are recorded in the following locations in the Statements of Operations:

50

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(935,576,165)	Net change in unrealized appreciation (depreciation) on option contracts	$(184,686,430)
Index call options purchased	Net realized gains (losses) from option contracts	(56,965,557)	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(1,045,575,909)	Net change in unrealized appreciation (depreciation) on option contracts	(208,210,860)

Hussman Strategic International Equity Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(457,907)	Net change in unrealized appreciation (depreciation) on option contracts	$(80,004)
Index call options written	Net realized gains (losses) from option contracts	(450,481)	Net change in unrealized appreciation (depreciation) on option contracts	(306,304)
Futures contracts	Net realized gains (losses) from futures contracts	(270,219)	Net change in unrealized appreciation (depreciation) on futures contracts	(602,079)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2011.

5.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Equity Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Equity Fund may enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The purpose of Hussman Strategic International Equity Fund’s foreign currency hedging transactions is to

51

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

reduce risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of June 30, 2011, Hussman Strategic International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

Settlement Date	(To Deliver)	To Receive	Initial Value	Market Value	Net Unrealized Appreciation/ Depreciation
Contracts
7/1/2011	(4,200) CHF	5,024 USD	$(5,024)	$(4,995)	$29
7/5/2011	(9,900) EUR	14,360 USD	(14,360)	(14,356)	4
Total Contracts			$(19,384)	$(19,351)	$33

CHF - Swiss Franc
EUR - Euro
USD - U.S. Dollar

6.	BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2011, the Funds did not borrow under their respective lines of credit. Hussman Strategic International Equity Fund does not currently have a bank line of credit.

7.	CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities that may arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is

52

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2011

unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

8.	NEW LEGISLATION AND ACCOUNTING PRONOUNCEMENTS

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending June 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be included in the June 30, 2012 Annual Report.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

9.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

Effective July 1, 2011, the advisory fee paid to the Adviser by Hussman Strategic Total Return Fund was reduced to the following annual rates: 0.50% of the first $1 billion of average daily net assets, 0.45% of the next $1.5 billion of such assets, and 0.40% of such assets over $2.5 billion.

53

Hussman Investment Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund) (collectively the “Funds”) as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund of Hussman Investment Trust as of June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 25, 2011

54

Hussman Investment Trust About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2011 – June 30, 2011).

The table on the following page illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

55

Hussman Investment Trust About Your Fund’s Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Hussman Strategic Growth Fund
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$999.20	$5.16
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,019.64	$5.21

*
Expenses are equal to Hussman Strategic Growth Fund’s annualized expense ratio of 1.04% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hussman Strategic Total Return Fund
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,008.20	$3.19
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,021.62	$3.21

*
Expenses are equal to Hussman Strategic Total Return Fund’s annualized expense ratio of 0.64% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hussman Strategic International Equity Fund
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,019.30	$10.01
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,014.88	$9.99

*
Expenses are equal to Hussman Strategic International Equity Fund’s annualized expense ratio of 2.00% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

56

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	5136 Dorsey Hall Drive Ellicott City, MD 21042	48	President and Trustee	Since June 2000
David C. Anderson	1144 Lake Street Oak Park, IL 60301	60	Trustee	Since June 2000
Nelson F. Freeburg, Jr.	9320 Grove Park Cove Germantown, TN 38139	59	Trustee	Since June 2000
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	64	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	54	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	49	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	54	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees three portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Chickasaw Land & Investment Company.

57

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd. (a registered investment adviser).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2011. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, and Hussman Strategic International Equity Fund intend to designate up to a maximum amount of $14,114,668, $91,708,544, and $117,274, respectively, as taxed at a maximum rate of 15%. Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund intend to designate $33,178,906 and $269,078, respectively, as long-term capital gains distributions. For the fiscal year ended June 30, 2011, 95%, 10%, and 21%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, and Hussman Strategic International Equity Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

58

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

59

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance of each Fund’s Investment Advisory Agreement (the “Agreements”) with the Adviser for an additional annual period at a meeting held in person on June 28, 2011.

In determining whether to approve the continuances of the Agreements, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and to assess whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow; and (v) whether fee levels reflect any such economies of scale for the benefit of the Funds’ shareholders. They reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel. They also discussed and considered the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust, the Adviser’s compliance program and the Adviser’s role in coordinating and supervising all services provided to the Trust. The Independent Trustees were advised and supported in this process by independent legal counsel. Prior to voting, the Independent Trustees met with representatives of the Adviser, including Dr. John Hussman, and also met separately with their counsel.

The Adviser provided the Board with extensive information to assist the Independent Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds’ returns were compared to the returns of relevant indices and to a selected peer group of other mutual funds. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund through May 31, 2011, the performance of the Fund exceeded the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund’s hedging strategies have been successful in substantially reducing volatility. Based upon their review, the Independent Trustees found that, since inception, Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that more recent periods of underperformance can be attributed to the Fund’s use of hedging techniques and the Fund’s alternative investment approach, which is not designed to track general market movements. The Independent Trustees considered that the recent financial crisis resulted in market

60

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

outcomes that were significantly outside the scope of the post-war data on which the Adviser’s investment models were based prior to 2008, and that, in response to this situation, the Adviser made various changes to its models to accommodate a broader set of historical data and to expand the range of potential outcomes that might be confronted in the future. The Independent Trustees also considered the amount of market fluctuation, assuming a hedged investment position, that might be required to reverse the more recent periods of underperformance. In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 7.32% from inception on September 12, 2002 through May 31, 2011 compared favorably to the 5.22% average annual total return of the Lehman Brothers Aggregate Bond Index during the same period. With respect to Hussman Strategic International Fund, the Independent Trustees found that, although the Fund had underperformed the MSCI Europe, Australasia, Far East (“EAFE”) Index since the Fund’s inception on December 31, 2009, the Fund’s returns are not necessarily indicative of the quality of services provided by the Adviser because the Fund has not been operating long enough to experience a full market cycle for equity markets.

In evaluating the advisory fee and expense ratios of the Funds, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds categorized both by fund size and by investment style. They took note of the fact that the effective advisory fee rate and total expense ratio of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund are considerably less than the averages for peer group funds investing in similar securities. The Independent Trustees also took note of the fact that, since each such Fund’s inception, its effective advisory fee rate and its expense ratio have declined as a result of the introduction of advisory fee breakpoints that have allowed the Funds to participate in economies of scale in the Adviser’s costs of providing services to Funds. In this regard, at the Board’s meeting on June 28, 2011, and at the request of the Independent Trustees, the Adviser agreed to an additional breakpoint in the advisory payable by Hussman Strategic Total Return Fund. The Adviser agreed to this additional breakpoint, consistent with its prior fee reduction initiatives, to lower expenses of the Funds for the benefit of shareholders as the Funds’ assets grow. The advisory fee paid by Hussman Strategic Total Return Fund had been calculated at the annual rates of 0.50% on the first $1 billion of the Fund’s average daily net assets and 0.45% on such assets over $1 billion. Effective July 1, 2011, the advisory fee was changed to 0.50% on the first $1 billion of the Fund’s average daily net assets, 0.45% on the next $1.5 billion of such assets, and 0.40% on such assets over $2.5 billion. As a result, growth in net assets of Hussman Strategic Total Return Fund above $2.5 billion will result

61

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

in a decline in the Fund’s effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the new advisory fee schedule are appropriate and allow Hussman Strategic Total Return Fund to participate in economies of scale commensurate with asset growth. The Independent Trustees also reviewed comparative advisory fee and expense information for Hussman Strategic International Equity Fund and noted that the advisory fee and total operating expense of the Fund are higher than many other mutual funds that have similar investment strategies. The Independent Trustees took cognizance of the fact that these higher fees and expenses were attributable, in part, to the small size of the Fund and that the Adviser has agreed to reduce its fees and reimburse other operating expenses for the Fund’s first three years of operations to the extent necessary to limit the Fund’s total ordinary operating expenses to the annual rate of 2.00% of average net assets.

The Independent Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser’s revenues and expenses with respect to the Funds for the year ended December 31, 2010 and for the quarter ended March 31, 2011, and an analysis of the Adviser’s profitability with respect to each Fund covering the years 2008, 2009 and 2010. They concluded, with respect to each Fund, that the Adviser has realized significant profits from its relationship with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, but that the Adviser’s profitability with respect to these Funds was not excessive given the high quality and scope of services provided by the Adviser over a period of many years and the long-term investment performance of the Funds. In reaching this conclusion, the Independent Trustees also recognized the broad and unique skill set and talent of the Adviser that is of enormous value to the Funds. The Independent Trustees also considered brokerage costs incurred by the Funds and concluded that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

The Independent Trustees further concluded that: (i) based on a careful review of the investment performance and risk characteristics of the Funds, the effectiveness of the Funds in pursuing their stated objectives, and the services provided by the Adviser, the Adviser has provided high quality services to the Funds; (ii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most mutual funds because of the nature of the Funds’ investment programs, which involve extensive risk-management techniques; (iii) the effective advisory fee rate of 0.89% for Hussman Strategic Growth Fund, based upon current asset levels, compares favorably to the average advisory fees for other “long-short” funds, as categorized by Morningstar and, when compared to hedge funds offering similar investment programs, the Fund is much less expensive; (iv) the effective advisory fee rate of 0.47% for Hussman Strategic Total Return Fund, based upon current asset

62

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

levels, compares favorably to the average advisory fees of other funds of similar size investing in similar securities; (v) although the effective advisory fee rate for Hussman Strategic International Equity Fund currently is higher than the effective advisory fee rates of many other mutual funds that invest in foreign securities, the investment strategy of the Fund incorporates risk management and hedging techniques that are not typical of these peers, and the fee schedule for the Fund contains breakpoints that will allow shareholders to benefit from lower advisory fee rates to the extent that there is growth in the assets of the Fund; (vi) the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (vii) each Fund has the opportunity to participate in economies of scale of expenses under its advisory fee structure as its assets grow, and Hussman Strategic Total Return Fund may realize further benefits through the new advisory fee schedule that has been agreed to by the Adviser; (viii) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as “long-short” funds, and the total expense ratio for Hussman Strategic Total Return Fund is considerably less than the average expense ratio of “conservative allocation” funds tracked by Morningstar; (ix) although the total expense ratio of Hussman Strategic International Equity Fund is higher than the expense ratios of many other mutual funds that invest in foreign securities, the Adviser’s agreement to limit the total ordinary operating expenses of such Fund through fee reductions and expense reimbursements should enable the Fund to maintain a competitive expense ratio during the term of that agreement; and (x) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions, and does not direct transactions to obtain “soft dollar” services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuances of the Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

63

INVESTMENT ADVISER
Hussman Econometrics Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

 INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

 LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Annual Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.  It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $93,100 and $82,400 with respect to the registrant’s fiscal years ended June 30, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $20,000 and $19,410 with respect to the registrant’s fiscal years ended June 30, 2011 and 2010, respectively.  The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions and cash reconciliations ($13,600 and $13,180 with respect to the 2011 and 2010 fiscal years, respectively) and review of the registrant’s semi-annual report ($6,400 and $6,230 with respect to the 2011 and 2010 fiscal years, respectively).

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,900 and $15,200 with respect to the registrant’s fiscal years ended June 30, 2011 and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns and, with respect to the fiscal year ended June 30, 2011, a subscription to the PFIC Analyzer (a database used to determine whether foreign equity securities are passive foreign investment companies).

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•
Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	Review of the registrant’s semi-annual financial statements – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2011 and 2010, aggregate non-audit fees of $40,900 and $34,610, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	August 26, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	August 26, 2011

* Print the name and title of each signing officer under his or her signature.